As filed with the Securities and Exchange Commission on July 27, 2006

Registration No. 333-131843

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 5 to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

VIISAGE TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	7373	04-3320515
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

296 Concord Road,

Billerica, MA 01821

(978)-932-2200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of

Registrant’s Principal Executive Offices)

Bernard C. Bailey

Chief Executive Officer

Viisage Technology, Inc.

296 Concord Road, Third Floor

Billerica, MA 01821

(978) 932-2200

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

With Copies to:

Charles J. Johnson, Esq. Frederick P. Callori, Esq. Choate, Hall & Stewart LLP Two International Place Boston, MA 02210 (617) 248-5000	Elliot J. Mark, Esq. Senior Vice President and General Counsel Viisage Technology, Inc. 296 Concord Road Third Floor Billerica, MA 01821 (978) 932-2200	Mark S. Molina, Esq. Chief Legal Officer and Secretary Identix Incorporated 5600 Rowland Road, Suite 205 Minnetonka, MN 55343 (952) 932-0888	Richard A. Peers, Esq. Kyle Guse, Esq. Heller Ehrman LLP 275 Middlefield Road Menlo Park, California 94025-3506 (650) 324-7000

Approximate date of commencement of proposed sale of the securities to the public:    Upon the closing of the merger described herein.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

Viisage Technology, Inc. is filing this Amendment No. 5 to the Registration Statement on Form S-4 (File No. 333-131843) for the purpose of amending and filing Exhibit 8.1 to the Registration Statement. This Amendment No. 5 does not modify any provisions of the Prospectus constituting Part I of the Registration Statement. Accordingly, the joint proxy statement/prospectus has not been included herein.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Section 145 of the General Corporation Law of the State of Delaware permits a corporation, under specified circumstances, to indemnify its directors, officers, employees and agents against expenses (including attorneys’ fees) and other liabilities actually and reasonably incurred by them as a result of any suit (other than a suit brought by or in the right of the corporation) brought against them in their capacity as such, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. Section 145 of the General Corporation Law of the State of Delaware also provides that directors, officers, employees and agents may also be indemnified against expenses (including attorneys’ fees) incurred by them in connection with a suit brought by or in the right of the corporation if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made, unless otherwise determined by the court, if such person was adjudged liable to the corporation.

The General Corporation Law of the State of Delaware also provides that the indemnification described above shall not be deemed exclusive of other indemnification that may be granted by a corporation pursuant to its by-laws, disinterested directors’ vote, stockholders’ vote, agreement or otherwise.

The General Corporation Law of the State of Delaware also provides corporations with the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in a similar capacity for another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her in any such capacity, or arising out of his or her status, whether or not the corporation would have the power to indemnify him or her against such liability as described above.

Article IX of the Company’s Certificate of Incorporation and Article 5 of the Company’s By-laws provide for mandatory indemnification of the Company’s directors and officers, and permissible indemnification of its employees and other agents, to the maximum extent permitted by the General Corporation Law of the State of Delaware. The Company has also entered into indemnification agreements with its directors and officers that require the Company, among other things, to indemnify these individuals against certain liabilities that may arise by reason of their status or service as directors or officers to the fullest extent not prohibited by law.

The above discussion of the General Corporation Law of the State of Delaware and the Company’s Certificate of Incorporation, By-laws and indemnification agreements is not intended to be exhaustive and is qualified in its entirety by such statutes, Certificate of Incorporation, By-laws and indemnification agreements.

The Company maintains liability insurance for the benefit of its directors and officers.

Item 21. Exhibits and Financial Statement Schedules.

(a) Exhibits:

Exhibit No.	Filed or Furnished Herewith	Description
2.1	(a)	Amended and Restated Asset Transfer Agreement, dated as of August 20, 1996, between Viisage Technology, Inc. and Lau Technologies.

2.2	(q)	Securities Purchase Agreement dated as of March 28, 2003 (the “Securities Purchase Agreement”) by and among Viisage Technology, Inc., ZN Vision Technologies AG and each of the Sellers named therein.

Exhibit No.	Filed or Furnished Herewith	Description
2.3	(q)	Amendment No. 1 to the Securities Purchase Agreement.
2.4	(q)	Amendment No. 2 to the Securities Purchase Agreement.
2.5	(r)	Amendment No. 3 to the Securities Purchase Agreement.
2.6	(s)	Stock Purchase Agreement dated as of February 14, 2004 by and among Viisage Technology, Inc., Trans Digital Technologies Corporation and B.G. Beck.
2.7	(v)	Agreement and Plan of Merger dated as of October 5, 2004 by and among Viisage Technology, Inc., Imaging Automation, Inc. and Ireland Acquisition Corp.
2.8	(cc)	Agreement and Plan of Merger dated as of November 15, 2005 by and among Viisage Technology, Inc., Integrated Biometric Technology, Inc., Integrated Biometric Technology LLC, and the stockholders named therein.
2.9	(ee)	Agreement and Plan of Reorganization, dated as of January 11, 2006, by and among Viisage Technology, Inc., VIDS Acquisition Corp. and Identix Incorporated as amended on July 7, 2006.
2.10	(hh)	Agreement and Plan of Merger, dated as of February 5, 2006, by and among Viisage Technology, Inc., SecuriMetrics, Inc. and VS Able Acquisition Corp.
2.11	(nn)	Agreement and Plan of Merger, dated as of July 14, 2006, by and among Viisage Technology, Inc., Iris Acquisition I Corp., Iridian Technologies, Inc., Perseus 200, L.L.C., as Stockholder Representative and the other parties named therein.
3.1	(a)	Restated Certificate of Incorporation of Viisage Technology, Inc.
3.2	(j)	Second Certificate of Amendment to Restated Certificate of Incorporation of Viisage Technology, Inc.
3.3	(a)	By-Laws of Viisage Technology, Inc.
3.4	(b)	Certificate of Designation of series A convertible preferred stock.
3.5	(f)	Certificate of Designation of series B convertible preferred stock.
3.6	(y)	Third Certificate of Amendment to Restated Certificate of Incorporation of Viisage Technology, Inc. filed with the Secretary of State of Delaware on December 19, 2001.
3.7	(gg)	Fourth Certificate of Amendment to Restated Certificate of Incorporation of Viisage Technology, Inc. filed with the Secretary of State of Delaware on December 16, 2005.
3.8	(ff)	Form of Fifth Certificate of Amendment to Restated Certificate of Incorporation of Viisage Technology, Inc.
4.1	(a)	Specimen certificates for shares of Viisage Technology, Inc. Common Stock.
4.2	(jj)	Registration Rights Agreement dated as of February 17, 2006 by and between Viisage Technology, Inc. and the stockholders named therein.
5.1	(oo)	Opinion of Choate, Hall & Stewart LLP.
8.1	*	Tax Opinion of Choate, Hall & Stewart LLP.
8.2	(oo)	Tax Opinion of Heller Ehrman LLP.
9.1	(dd)	Form of Voting Agreement among Viisage Technology, Inc. and certain stockholders of Identix dated January 11, 2006.
9.2	(dd)	Form of Voting Agreement among Identix Incorporated and certain stockholders of Viisage Technology, Inc. dated January 11, 2006.
10.1	(a)	Amended and Restated License Agreement, dated as of August 20, 1996, between Viisage Technology, Inc. and Lau Technologies.

Exhibit No.	Filed or Furnished Herewith	Description
10.2	(a)	Form of Administration and Services Agreement between Viisage Technology, Inc. and Lau Technologies.
10.3	(a)	Form of Use and Occupancy Agreement between Viisage Technology, Inc. and Lau Technologies.
10.4	(a)	License Agreement, dated as of August 20, 1996, between Viisage Technology, Inc. and Facia Reco Associates, Limited Partnership.

10.5	(r)	Second Amended and Restated 1996 Management Stock Option Plan.

10.6	(a)	Form of Option Agreement for the 1996 Management Stock Option Plan.

10.7	(f)	1996 Director Stock Option Plan, as amended.

10.8	(a)	Form of Option Agreement for the 1996 Director Stock Option Plan.

10.9	(a)	Contract between Viisage Technology, Inc. and Transactive, Inc. (relating to the New York Department of Social Services), dated as of December 8, 1994, as amended.

10.10	(a)	Subcontract between Viisage Technology, Inc. and Information Spectrum, Inc. (relating to the U.S. Immigration & Naturalization Service), dated as of October 19, 1995.

10.11	(a)	Contract between Viisage Technology, Inc. and the North Carolina Department of Transportation, dated as of April 26, 1996.

10.12	(c)	Contract between Viisage Technology, Inc. and the Illinois Secretary of State, dated June 2, 1997, as amended.

10.13	(d)	1997 Employee Stock Purchase Plan.

10.17	(f)	Securities Purchase Agreement dated June 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.18	(f)	Registration Rights Agreement dated June 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.19	(f)	Common Stock Purchase Warrants dated June 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.20	(f)	Subcontract Agreement, dated December 6, 1999 between Viisage Technology, Inc. and Compaq Computer Corporation.

10.21	(f)	Securities Purchase Agreement dated December 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.22	(f)	Registration Rights Agreement dated December 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.23	(f)	Common Stock Purchase Warrants, dated December 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.24	(f)	Securities Purchase Agreement, dated March 10, 2000 between Viisage Technology, Inc. and Strong River Investments, Inc.

10.25	(f)	Registration Rights Agreement, dated March 10, 2000 between Viisage Technology, Inc. and Strong River Investments, Inc.

10.26	(f)	Common Stock Purchase Warrant, dated March 10, 2000 between Viisage Technology, Inc. and Strong River Investments, Inc.

10.27	(f)	Adjustable Common Stock Purchase Warrant, dated March 10, 2000 between Viisage Technology, Inc. and Strong River Investments, Inc.

Exhibit No.	Filed or Furnished Herewith	Description
10.28	(f)	Letter Agreement, dated March 10, 2000 between Viisage Technology, Inc. and Strong River Investments, Inc.
10.34	(h)	Pennsylvania Department of Transportation Contract, dated June 19, 2000.
10.36	(i)	Common Stock and Warrants Purchase Agreement among the Company and the Investors named therein, dated as of December 14, 2001 (including Exhibit B—Form of Warrant).
10.37	(i)	Form of Registration Rights Agreement among Viisage Technology, Inc. and the Investors named therein, dated as of December 14, 2001.
10.38	(k)	Asset Purchase Agreement dated as of January 10, 2002, by and between Viisage Technology, Inc. and Lau Acquisition Corporation d/b/a Lau Technologies.
10.39	(k)	Consulting Agreement dated as of January 10, 2002, by and between Viisage Technology, Inc. and Denis Berube.
10.40	(k)	Consulting Agreement dated as of January 10, 2002, by and between Viisage Technology, Inc. and Joanna Lau.
10.42	(l)	2001 Stock in Lieu of Cash Compensation for Directors Plan, as amended.
10.43	(n)	Employment agreement dated June 27, 2002 between Viisage Technology, Inc. and Bernard C. Bailey.
10.44	(n)	Employment agreement dated December 21, 2002 between Viisage Technology, Inc. and Jack Dillon.
10.45	(n)	Employment agreement dated December 21, 2002 between Viisage Technology, Inc. and William K. Aulet.
10.46	(n)	Employment agreement dated October 31, 2002 between Viisage Technology, Inc. and James P. Ebzery.
10.48	(m)	License and Distribution agreement dated May 11, 2002 between Viisage Technology, Inc. and Hummingbird Defense Systems, Inc.
10.51	(o)	Loan Agreement dated May 30, 2003 between Viisage Technology, Inc. and Lau Acquisition Corp.
10.52	(p)	Securities Purchase Agreement by and among Viisage Technology, Inc. and the purchasers named therein dated September 8, 2003.
10.53	(p)	Securities Purchase Agreement by and among Viisage Technology, Inc. and the purchasers named therein dated September 8, 2003.
10.54	(t)	Sublease dated February 13, 2004 between Viisage Technology, Inc. and eiStream Inc.
10.55	(t)	Consulting Agreement dated February 14, 2004 between Viisage Technology, Inc. and B.G. Beck.
10.56	(t)	Amended and Restated Secured Promissory Note dated February 27, 2004 between Viisage Technology, Inc., Trans Digital Technologies Corporation and B.G. Beck.
10.57	(t)	Letter Agreement dated September 8, 2003 between Viisage Technology, Inc., Seligman Communications and Information Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Lau Technologies, Odeon Venture Capital AG, Christoph v.d. Malsburg, Thomas Martinetz and Stefan Gehlen.
10.58	(w)	Registration Rights Agreement dated as of February 14, 2004 by and between Viisage Technology, Inc. and B.G. Beck.
10.59	(v)	Registration Rights Agreement dated as of October 5, 2004 by and among Viisage Technology, Inc. and the stockholders named therein.

Exhibit No.	Filed or Furnished Herewith	Description
10.60	(x)	Loan and Security Agreement dated as of December 14, 2004 by and among Viisage Technology, Inc., Imaging Automation, Inc., Trans Digital Technologies Corporation, Biometrica Systems, Inc. and Citizens Bank of Massachusetts.

10.61	(y)	First Amendment to Loan and Security Agreement dated as of March 16, 2005 by and among Viisage Technology, Inc., Trans Digital Technologies Corporation, Imaging Automation, Inc., Biometrica Systems, Inc. and Citizens Bank of Massachusetts.

10.62	(aa)	Second Amendment to Loan and Security Agreement dated as of March 16, 2005 by and among Viisage Technology, Inc., Trans Digital Technologies Corporation, Imaging Automation, Inc., Biometrica Systems, Inc. and Citizens Bank of Massachusetts.

10.63	(bb)	Investment Agreement between Viisage Technology, Inc. and L-1 Investment Partners, LLC dated as of October 5, 2005.

10.64	(bb)	Form of First Warrant to be issued by Viisage Technology, Inc. to L-1 Investment Partners, LLC pursuant to the Investment Agreement.

10.65	(bb)	Form of Second Warrant to be issued by Viisage Technology, Inc. to L-1 Investment Partners, LLC pursuant to the Investment Agreement.

10.66	(bb)	Form of Registration Rights Agreement to be entered into by Viisage Technology, Inc. and L-1 Investment Partners, LLC.

10.67	(bb)	Voting Agreement between Viisage Technology, Inc. and Lau Acquisition Corp. dated as of October 5, 2005.

10.68	(bb)	Voting Agreement between Viisage Technology, Inc. and Mr. Buddy Beck dated as of October 5, 2005.

10.69	(bb)	Lock-Up Agreement between Viisage Technology, Inc. and Lau Acquisition Corp. dated as of October 5, 2005.

10.70	(cc)	Membership Interest Purchase Agreement dated as of November 15, 2005 by and among L-1 Investment Partners, LLC, Integrated Biometric Technology, Inc., Integrated Biometric Technology LLC, and the stockholders named therein.

10.71	(cc)	Assignment and Assumption Agreement dated as of November 15, 2005 by and between Viisage Technology, Inc. and Aston Capital Partners L.P.

10.72	(z)	Employment Agreement dated as of July 20, 2005 between Viisage Technology, Inc. and Bradley T. Miller.

10.73	(ii)	Third Amendment to Loan and Security Agreement dated as of March 16, 2005 by and among Viisage Technology, Inc., Trans Digital Technologies Corporation, Imaging Automation, Inc., Biometric Systems, Inc. and Citizens Bank of Massachusetts.

10.74	(ii)	Letter Agreement dated as of February 13, 2006 between Viisage Technology, Inc. and Elliot J. Mark.

10.75	(ii)	Letter Agreement dated as of February 13, 2006 between Viisage Technology, Inc. and Bernard C. Bailey.

10.76	(ii)	Letter Agreement dated as of February 13, 2006 between Viisage Technology, Inc. and Bradley T. Miller.

10.77	(ll)	Fourth Amendment to Loan and Security Agreement dated as of March 30, 2006 by and among Viisage Technology, Inc., Trans Digital Technologies Corporation, Imaging Automation, Inc., Biometric Systems, Inc. and Citizens Bank of Massachusetts.

10.78	(ll)	Viisage Technology, Inc. 2006 Employee Stock Purchase Plan.

Exhibit No.	Filed or Furnished Herewith	Description
10.79	(mm) *	Toppan Passport Printer Sub-License Clarification Agreement dated as of January 17, 2003 by and between Trans Digital Technologies Corporation and Global Enterprise Technologies Corp.

10.80	(mm) *	Letter agreement dated as of March 25, 2004 by and between Trans Digital Technologies Corporation and Global Enterprise Technologies Corp.
10.81	(oo)	Letter Agreement, dated as of March 29, 2006, by and between Viisage Technology, Inc. and Bear, Stearns & Co. Inc.

16.1	(kk)	Letter of BDO Seidman, LLP dated as of March 24, 2006, to the Securities and Exchange Commission, regarding agreement with the statements made in the Form 8-K filed March 24, 2006.
21.1	(y)	Subsidiaries.
23.1	(oo)	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm, with respect to Viisage Technology, Inc.
23.2	(oo)	Consent of RINA Accounting Corporation, Independent Public Accounting Firm, with respect to SecuriMetrics, Inc.
23.3	(oo)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, with respect to Identix Incorporated.
23.4	(oo)	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm, with respect to Integrated Biometric Technology, Inc.
23.5	(oo)*	Consent of Choate, Hall & Stewart LLP (set forth in exhibits 5.1 and 8.1).
23.6	(oo)	Consent of Heller Ehrman LLP (set forth in exhibit 8.2).
24.1	(ii)	Power of Attorney.
99.1	(oo)	Form of Proxy of Viisage Technology, Inc.
99.2	(oo)	Form of Proxy of Identix Incorporated.
99.3	(oo)	Consent of USBX Advisory Services, LLC, Financial Advisor to the board of directors of Viisage Technology, Inc. (set forth in Annex B).
99.4	(oo)	Consent of Janney Montgomery Scott LLC, Financial Advisor to the board of directors of Identix Incorporated (set forth in Annex C).
99.5	(oo)	Consent of Boykin Rose to be named as director of Viisage Technology, Inc.
99.6	(oo)	Consent of Milton Cooper to be named as director of Viisage Technology, Inc.
99.7	(oo)	Consent of Malcolm Gudis to be named as director of Viisage Technology, Inc.
99.8	(oo)	Consent of John Lawler to be named as director of Viisage Technology, Inc.

NOTES TO EXHIBIT INDEX

Note	Description
*	Filed herewith.
**	Confidential treatment has been requested and granted for certain portions of this agreement.
(a)	Filed as an exhibit to Viisage Technology, Inc.’s Form S-1 Registration Statement (File No. 333-10649) dated November 4, 1996.
(b)	Filed as an exhibit to Viisage Technology, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 27, 1999.
(c)	Amendment filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 1997.
(d)	Filed as appendix to October 10, 1997 Schedule 14C Information Statement.

Note	Description
(e)	Amendment filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 1998.
(f)	Amendment filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 1999.
(g)	Filed as an exhibit to Viisage Technology, Inc.’s Quarterly Report on Form 10-Q for the quarter ended July 2, 2000.
(h)	Filed as an exhibit to Viisage Technology, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2000.

(i)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed December 20, 2001.

(j)	Filed as an exhibit to Viisage Technology, Inc.’s Registration Statement on Form S-3 (File No. 333-76560) filed January 10, 2002.

(k)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed January 25, 2002.

(l)	Filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 2001.

(m)	Filed as exhibit 10 to Viisage Technology, Inc.’s Registration Statement on Form S-3/A filed on September 30, 2002 and amended on 10/31/02.

(n)	Filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 2002.

(o)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed June 4, 2003.

(p)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed September 10, 2003.

(q)	Included as an Annex to Viisage Technology, Inc.’s definitive proxy statement on Schedule 14A filed on December 30, 2003 and incorporated herein by reference.

(r)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed January 30, 2004.

(s)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed February 27, 2004.

(t)	Filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 2003.

(u)	Included as an Annex to Viisage Technology, Inc.’s definitive proxy statement on Schedule 14A filed on April 16, 2004 and incorporated herein by reference.

(v)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed October 8, 2004.

(w)	Filed as an exhibit to Viisage Technology, Inc.’s Registration Statement on Form S-3 (File No. 333-121212) filed December 13, 2004.

(x)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed December 20, 2004.

(y)	Filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 2004.

(z)	Filed as an exhibit to Viisage Technology, Inc.’s Form S-1/A Registration Statement (File No. 333-121212) dated September 9, 2005.

(aa)	Filed as an exhibit to Viisage Technology, Inc.’s Quarterly Report on Form 10-Q for the quarter ended October 2, 2005.

(bb)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed October 11, 2005.

(cc)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed November 15, 2005.

(dd)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed January 11, 2006.

(ee)	Included with Annex A to the joint proxy statement/ prospectus that is part of this registration statement.

(ff)	Included with Annex D to the joint proxy statement/ prospectus that is part of this registration statement.

(gg)	Included as an Annex to Viisage Technology, Inc.’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 16, 2005 and incorporated herein by reference.

(hh)	Included as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed February 5, 2006.

Note	Description

(ii)	Included as an exhibit to Viisage Technology, Inc.’s Form S-4 Registration Statement dated February 14, 2006.

(jj)	Included as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed February 24, 2006.

(kk)	Included as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed March 24, 2006.

(ll)	Included as an exhibit to Viisage Technology, Inc.’s Form S-4/A Registration Statement dated April 4, 2006.

(mm)	Included as an exhibit to Viisage Technology, Inc.’s Form S-4/A Registration Statement dated May 24, 2006.

(nn)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on 8-K filed July 14, 2006.

(oo)	Included as an exhibit to Viisage Technology, Inc.’s Form S-4/A Registration Statement dated July 25, 2006.

Item 22. Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information in the registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) (1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

(2) The undersigned registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415 (§230.415 of this chapter), will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the undersigned registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the undersigned registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrant undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(e) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(f) For purposes of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statement relying on Rule 430B or other than a prospectus filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 5 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Billerica, state of Massachusetts, on July 27, 2006.

VIISAGE TECHNOLOGY, INC.

By:	/S/ ELLIOT J. MARK
Elliot J. Mark
Senior Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name and Signature	Title	Date

* Bernard C. Bailey	Chief Executive Officer (principal executive officer) and Director	July 27, 2006

* Bradley T. Miller	Chief Financial Officer and Senior Vice President (principal financial officer and principal accounting officer)	July 27, 2006

* Robert V. LaPenta	Director	July 27, 2006

* Denis K. Berube	Director	July 27, 2006

* B.G. Beck	Director	July 27, 2006

* Robert Gelbard	Director	July 27, 2006

* Charles Levine	Director	July 27, 2006

* Harriet Mouchly-Weiss	Director	July 27, 2006

* Peter Nessen	Director	July 27, 2006

* Paul T. Principato	Director	July 27, 2006

Name and Signature	Title	Date

* Thomas J. Reilly	Director	July 27, 2006

* George J. Tenet	Director	July 27, 2006

James M. Loy	Director

Louis Freeh	Director

*By:	/S/ ELLIOT J. MARK
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Filed or Furnished Herewith	Description
2.1	(a)	Amended and Restated Asset Transfer Agreement, dated as of August 20, 1996, between Viisage Technology, Inc. and Lau Technologies.

2.2	(q)	Securities Purchase Agreement dated as of March 28, 2003 (the “Securities Purchase Agreement”) by and among Viisage Technology, Inc., ZN Vision Technologies AG and each of the Sellers named therein.

2.3	(q)	Amendment No. 1 to the Securities Purchase Agreement.

2.4	(q)	Amendment No. 2 to the Securities Purchase Agreement.

2.5	(r)	Amendment No. 3 to the Securities Purchase Agreement.

2.6	(s)	Stock Purchase Agreement dated as of February 14, 2004 by and among Viisage Technology, Inc., Trans Digital Technologies Corporation and B.G. Beck.

2.7	(v)	Agreement and Plan of Merger dated as of October 5, 2004 by and among Viisage Technology, Inc., Imaging Automation, Inc. and Ireland Acquisition Corp.

2.8	(cc)	Agreement and Plan of Merger dated as of November 15, 2005 by and among Viisage Technology, Inc., Integrated Biometric Technology, Inc., Integrated Biometric Technology LLC, and the stockholders named therein.

2.9	(ee)	Agreement and Plan of Reorganization, dated as of January 11, 2006, by and among Viisage Technology, Inc., VIDS Acquisition Corp. and Identix Incorporated as amended on July 7, 2006.

2.10	(hh)	Agreement and Plan of Merger, dated as of February 5, 2006, by and among Viisage Technology, Inc., SecuriMetrics, Inc. and VS Able Acquisition Corp.

2.11	(nn)	Agreement and Plan of Merger, dated as of July 14, 2006, by and among Viisage Technology, Inc., Iris Acquisition I Corp., Iridian Technologies, Inc., Perseus 200, L.L.C., as Stockholder Representative and the other parties named therein.

3.1	(a)	Restated Certificate of Incorporation of Viisage Technology, Inc.

3.2	(j)	Second Certificate of Amendment to Restated Certificate of Incorporation of Viisage Technology, Inc.

3.3	(a)	By-Laws of Viisage Technology, Inc.

3.4	(b)	Certificate of Designation of series A convertible preferred stock.

3.5	(f)	Certificate of Designation of series B convertible preferred stock.

3.6	(y)	Third Certificate of Amendment to Restated Certificate of Incorporation filed with the Secretary of State of Delaware on December 19, 2001.

3.7	(gg)	Fourth Certificate of Amendment to Restated Certificate of Incorporation of Viisage Technology, Inc. filed with the Secretary of State of Delaware on December 16, 2005.

3.8	(ff)	Form of Fifth Certificate of Amendment to Restated Certificate of Incorporation of Viisage Technology, Inc.

4.1	(a)	Specimen certificates for shares of Viisage Technology, Inc. Common Stock.

4.2	(jj)	Registration Rights Agreement dated as of February 17, 2006 by and between Viisage Technology, Inc. and the stockholders named therein.

5.1	(oo)	Opinion of Choate, Hall & Stewart LLP.

8.1	*	Tax Opinion of Choate, Hall & Stewart LLP.

8.2	(oo)	Tax Opinion of Heller Ehrman LLP.

9.1	(dd)	Form of Voting Agreement among Viisage Technology, Inc. and certain stockholders of Identix dated January 11, 2006.

Exhibit No.	Filed or Furnished Herewith	Description
9.2	(cc)	Form of Voting Agreement among Identix Incorporated and certain stockholders of Viisage Technology, Inc. dated January 11, 2006.

10.1	(a)	Amended and Restated License Agreement, dated as of August 20, 1996, between Viisage Technology, Inc. and Lau Technologies.

10.2	(a)	Form of Administration and Services Agreement between Viisage Technology, Inc. and Lau Technologies.

10.3	(a)	Form of Use and Occupancy Agreement between Viisage Technology, Inc. and Lau Technologies.

10.4	(a)	License Agreement, dated as of August 20, 1996, between Viisage Technology, Inc. and Facia Reco Associates, Limited Partnership.

10.5	(r)	Second Amended and Restated 1996 Management Stock Option Plan.

10.6	(a)	Form of Option Agreement for the 1996 Management Stock Option Plan.

10.7	(f)	1996 Director Stock Option Plan, as amended.

10.8	(a)	Form of Option Agreement for the 1996 Director Stock Option Plan.

10.9	(a)	Contract between Viisage Technology, Inc. and Transactive, Inc. (relating to the New York Department of Social Services), dated as of December 8, 1994, as amended.

10.10	(a)	Subcontract between Viisage Technology, Inc. and Information Spectrum, Inc. (relating to the U.S. Immigration & Naturalization Service), dated as of October 19, 1995.

10.11	(a)	Contract between Viisage Technology, Inc. and the North Carolina Department of Transportation, dated as of April 26, 1996.

10.12	(c)	Contract between Viisage Technology, Inc. and the Illinois Secretary of State, dated June 2, 1997, as amended.

10.13	(d)	1997 Employee Stock Purchase Plan.

10.17	(f)	Securities Purchase Agreement dated June 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.18	(f)	Registration Rights Agreement dated June 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.19	(f)	Common Stock Purchase Warrants dated June 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.20	(f)	Subcontract Agreement, dated December 6, 1999 between Viisage Technology, Inc. and Compaq Computer Corporation.

10.21	(f)	Securities Purchase Agreement dated December 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.22	(f)	Registration Rights Agreement dated December 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.23	(f)	Common Stock Purchase Warrants, dated December 30, 1999 between Viisage Technology, Inc. and Shaar Fund Ltd.

10.24	(f)	Securities Purchase Agreement, dated March 10, 2000 between Viisage Technology, Inc. and Strong River Investments, Inc.

10.25	(f)	Registration Rights Agreement, dated March 10, 2000 between Viisage Technology, Inc. and Strong River Investments, Inc.

Exhibit No.	Filed or Furnished Herewith	Description
10.26	(f)	Common Stock Purchase Warrant, dated March 10, 2000 between Viisage Technology, Inc. and Strong River Investments, Inc.

10.27	(f)	Adjustable Common Stock Purchase Warrant, dated March 10, 2000 between Viisage Technology, Inc. and Strong River Investments, Inc.

10.28	(f)	Letter Agreement, dated March 10, 2000 between Viisage Technology, Inc. and Strong River Investments, Inc.

10.34	(h)	Pennsylvania Department of Transportation Contract, dated June 19, 2000.

10.36	(i)	Common Stock and Warrants Purchase Agreement among Viisage Technology, Inc. and the Investors named therein, dated as of December 14, 2001 (including Exhibit B—Form of Warrant).

10.37	(i)	Form of Registration Rights Agreement among Viisage Technology, Inc. and the Investors named therein, dated as of December 14, 2001.

10.38	(k)	Asset Purchase Agreement dated as of January 10, 2002, by and between Viisage Technology, Inc. and Lau Acquisition Corporation d/b/a Lau Technologies.

10.39	(k)	Consulting Agreement dated as of January 10, 2002, by and between Viisage Technology, Inc. and Denis Berube.

10.40	(k)	Consulting Agreement dated as of January 10, 2002, by and between Viisage Technology, Inc. and Joanna Lau.

10.42	(l)	2001 Stock in Lieu of Cash Compensation for Directors Plan, as amended.

10.43	(n)	Employment agreement dated June 27, 2002 between Viisage Technology, Inc. and Bernard C. Bailey.

10.44	(n)	Employment agreement dated December 21, 2002 between Viisage Technology, Inc. and Jack Dillon.

10.45	(n)	Employment agreement dated December 21, 2002 between Viisage Technology, Inc. and William K. Aulet.

10.46	(n)	Employment agreement dated October 31, 2002 between Viisage Technology, Inc. and James P. Ebzery.

10.48	(m)	License and Distribution agreement dated May 11, 2002 between Viisage Technology, Inc. and Hummingbird Defense Systems, Inc.

10.51	(o)	Loan Agreement dated May 30, 2003 between Viisage Technology, Inc. and Lau Acquisition Corp.

10.52	(p)	Securities Purchase Agreement by and among Viisage Technology, Inc. and the purchasers named therein dated September 8, 2003.

10.53	(p)	Securities Purchase Agreement by and among Viisage Technology, Inc. and the purchasers named therein dated September 8, 2003.

10.54	(t)	Sublease dated February 13, 2004 between Viisage Technology, Inc. and eiStream Inc.

10.55	(t)	Consulting Agreement dated February 14, 2004 between Viisage Technology, Inc. and B.G. Beck.

10.56	(t)	Amended and Restated Secured Promissory Note dated February 27, 2004 between Viisage Technology, Inc., Trans Digital Technologies Corporation and B.G. Beck.

10.57	(t)	Letter Agreement dated September 8, 2003 between Viisage Technology, Inc., Seligman Communications and Information Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Lau Technologies, Odeon Venture Capital AG, Christoph v.d. Malsburg, Thomas Martinetz and Stefan Gehlen.

Exhibit No.	Filed or Furnished Herewith	Description
10.58	(w)	Registration Rights Agreement dated as of February 14, 2004 by and between Viisage Technology, Inc. and B.G. Beck.

10.59	(v)	Registration Rights Agreement dated as of October 5, 2004 by and among Viisage Technology, Inc. and the stockholders named therein.

10.60	(x)	Loan and Security Agreement dated as of December 14, 2004 by and among Viisage Technology, Inc., Imaging Automation, Inc., Trans Digital Technologies Corporation, Biometrica Systems, Inc. and Citizens Bank of Massachusetts.

10.61	(y)	First Amendment to Loan and Security Agreement dated as of March 16, 2005 by and among Viisage Technology, Inc., Trans Digital Technologies Corporation, Imaging Automation, Inc., Biometrica Systems, Inc. and Citizens Bank of Massachusetts.

10.62	(aa)	Second Amendment to Loan and Security Agreement dated as of March 16, 2005 by and among Viisage Technology, Inc., Trans Digital Technologies Corporation, Imaging Automation, Inc., Biometrica Systems, Inc. and Citizens Bank of Massachusetts.

10.63	(bb)	Investment Agreement between Viisage Technology, Inc. and L-1 Investment Partners, LLC dated as of October 5, 2005.

10.64	(bb)	Form of First Warrant to be issued by Viisage Technology, Inc. to L-1 Investment Partners, LLC pursuant to the Investment Agreement.

10.65	(bb)	Form of Second Warrant to be issued by Viisage Technology, Inc. to L-1 Investment Partners, LLC pursuant to the Investment Agreement.

10.66	(bb)	Form of Registration Rights Agreement to be entered into by Viisage Technology, Inc. and L-1 Investment Partners, LLC.

10.67	(bb)	Voting Agreement between Viisage Technology, Inc. and Lau Acquisition Corp. dated as of October 5, 2005.

10.68	(bb)	Voting Agreement between Viisage Technology, Inc. and Mr. Buddy Beck dated as of October 5, 2005.

10.69	(bb)	Lock-Up Agreement between Viisage Technology, Inc. and Lau Acquisition Corp. dated as of October 5, 2005.

10.70	(cc)	Membership Interest Purchase Agreement dated as of November 15, 2005 by and among L-1 Investment Partners, LLC, Integrated Biometric Technology, Inc., Integrated Biometric Technology LLC, and the stockholders named therein.

10.71	(cc)	Assignment and Assumption Agreement dated as of November 15, 2005 by and between Viisage Technology, Inc. and Aston Capital Partners L.P.

10.72	(z)	Employment Agreement dated as of July 20, 2005 between Viisage Technology, Inc. and Bradley T. Miller.

10.73	(ii)	Third Amendment to Loan and Security Agreement dated as of March 16, 2005 by and among Viisage Technology, Inc., Trans Digital Technologies Corporation, Imaging Automation, Inc., Biometric Systems, Inc. and Citizens Bank of Massachusetts.

10.74	(ii)	Letter Agreement dated as of February 13, 2006 between Viisage Technology, Inc. and Elliot J. Mark.

10.75	(ii)	Letter Agreement dated as of February 13, 2006 between Viisage Technology, Inc. and Bernard C. Bailey.

10.76	(ii)	Letter Agreement dated as of February 13, 2006 between Viisage Technology, Inc. and Bradley T. Miller.

Exhibit No.	Filed or Furnished Herewith	Description
10.77	(ll)	Fourth Amendment to Loan and Security Agreement, dated as of March 30, 2006, by and among Viisage Technology, Inc., Trans Digital Technologies Corporation, Imaging Automation, Inc., Biometric Systems, Inc. and Citizens Bank of Massachusetts.

10.78	(ll)	Viisage Technology, Inc. 2006 Employee Stock Purchase Plan.

10.79	(mm) **	Toppan Passport Printer Sub-License Clarification Agreement dated as of January 17, 2003 by and between Trans Digital Technologies Corporation and Global Enterprise Technologies Corp.

10.80	(mm) **	Letter agreement dated as of March 25, 2004 by and between Trans Digital Technologies Corporation and Global Enterprise Technologies Corp.

10.81	(oo)	Letter Agreement, dated as of March 29, 2006, by and between Viisage Technology, Inc. and Bear, Stearns & Co. Inc.

16.1	(kk)	Letter of BDO Seidman, LLP dated as of March 24, 2006, to the Securities and Exchange Commission, regarding agreement with the statements made in the Form 8-K filed March 24, 2006.

21.1	(y)	Subsidiaries.

23.1	(oo)	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm, with respect to Viisage Technology, Inc.

23.2	(oo)	Consent of RINA Accounting Corporation, Independent Public Accounting Firm, with respect to SecuriMetrics, Inc.

23.3	(oo)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, with respect to Identix Incorporated.

23.4	(oo)	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm, with respect to Integrated Biometric Technology, Inc.

23.5	(oo)*	Consent of Choate, Hall & Stewart LLP (set forth in Exhibits 5.1 and 8.1).

23.6	(oo)	Consent of Heller Ehrman LLP (set forth in Exhibit 8.2).

24.1	(ii)	Power of Attorney.

99.1	(oo)	Form of Proxy of Viisage Technology, Inc.

99.2	(oo)	Form of Proxy of Identix Incorporated.

99.3	(oo)	Consent of USBX Advisory Services, LLC, Financial Advisor to the board of directors of Viisage Technology, Inc. (set forth in Annex B).

99.4	(oo)	Consent of Janney Montgomery Scott LLC, Financial Advisor to the board of directors of Identix Incorporated (set forth in Annex C).

99.5	(oo)	Consent of Boykin Rose to be named as director of Viisage Technology, Inc.

99.6	(oo)	Consent of Milton Cooper to be named as director of Viisage Technology, Inc.

99.7	(oo)	Consent of Malcolm Gudis to be named as director of Viisage Technology, Inc.

99.8	(oo)	Consent of John Lawler to be named as director of Viisage Technology, Inc.

NOTES TO EXHIBIT INDEX

Note	Description
*	Filed herewith.

**	Confidential treatment has been requested and granted for certain portions of this agreement.

(a)	Filed as an exhibit to Viisage Technology, Inc.’s Form S-1 Registration Statement (File No. 333-10649) dated November 4, 1996.

(b)	Filed as an exhibit to Viisage Technology, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 27, 1999.

(c)	Amendment filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 1997.

(d)	Filed as appendix to October 10, 1997 Schedule 14C Information Statement.

(e)	Amendment filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 1998.

(f)	Amendment filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 1999.

(g)	Filed as an exhibit to Viisage Technology, Inc.’s Quarterly Report on Form 10-Q for the quarter ended July 2, 2000.

(h)	Filed as an exhibit to Viisage Technology, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2000.

(i)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed December 20, 2001.

(j)	Filed as an exhibit to Viisage Technology, Inc.’s Registration Statement on Form S-3 (File No. 333-76560) filed January 10, 2002.

(k)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed January 25, 2002.

(l)	Filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 2001.

(m)	Filed as exhibit 10 to Viisage Technology, Inc.’s Registration Statement on Form S-3/A filed on September 30, 2002 and amended on 10/31/02.

(n)	Filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 2002.

(o)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed June 4, 2003.

(p)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed September 10, 2003.

(q)	Included as an Annex to Viisage Technology, Inc.’s definitive proxy statement on Schedule 14A filed on December 30, 2003 and incorporated herein by reference.

(r)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed January 30, 2004.

(s)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed February 27, 2004.

(t)	Filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 2003.

(u)	Included as an Annex to Viisage Technology, Inc.’s definitive proxy statement on Schedule 14A filed on April 16, 2004 and incorporated herein by reference.

Note	Description
(v)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed October 8, 2004.

(w)	Filed as an exhibit to Viisage Technology, Inc.’s Registration Statement on Form S-3 (File No. 333-121212) filed December 13, 2004.

(x)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed December 20, 2004.

(y)	Filed as an exhibit to Viisage Technology, Inc.’s Report on Form 10-K for the year ended December 31, 2004.

(z)	Filed as an exhibit to Viisage Technology, Inc.’s Form S-1/A Registration Statement (File No. 333-121212) dated September 9, 2005.

(aa)	Filed as an exhibit to Viisage Technology, Inc.’s Quarterly Report on Form 10-Q for the quarter ended October 2, 2005.

(bb)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed October 11, 2005.

(cc)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed November 15, 2005.

(dd)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed January 11, 2006.

(ee)	Included as Annex A to the joint proxy statement/prospectus that is part of this registration statement.

(ff)	Included as Annex D to the joint proxy statement/prospectus that is part of this registration statement.

(gg)	Included as an Annex to Viisage Technology, Inc.’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 16, 2005 and incorporated herein by reference.

(hh)	Included as an exhibit to Viisage Technology, Inc.’s Current Report on Form 8-K filed February 5, 2006.

(ii)	Included as an exhibit to Viisage Technology, Inc.’s Form S-4 Registration Statement dated February 14, 2006

(jj)	Included as an exhibit to Viisage Technology, Inc’s Current Report on Form 8-K filed February 24, 2006.

(kk)	Included as an exhibit to Viisage Technology, Inc’s Current Report on Form 8-K filed March 24, 2006.

(ll)	Included as an exhibit to Viisage Technology, Inc.’s Form S-4/A Registration Statement dated April 4, 2006.

(mm)	Included as an exhibit to Viisage Technology, Inc.’s Form S-4/A Registration Statement dated May 24, 2006.

(nn)	Filed as an exhibit to Viisage Technology, Inc.’s Current Report on 8-K filed July 14, 2006.

(oo)	Included as an exhibit to Viisage Technology, Inc.’s Form S-4/A Registration Statement dated July 25, 2006.